Early Expiration Price Condition for Warrants Satisfied Alternate Expiration Date Elected Warrants Must be Exercised Prior to 5:00 p.m. New York City Time on Friday, August 29, 2025 Last Day of Warrant Trading on Nasdaq is Friday, August 29, 2025 Notice of Guaranteed Delivery is Available for Warrant Exercises 12.3 Million Warrants Already Exercised for Approximately $107.5 Million Gross Proceeds FREMONT, Calif., August 28, 2025 -- Enovix Corporation (Nasdaq: ENVX, ENVXW) (“Company” or “Enovix”), a leader in advanced silicon battery technology, announced that on August 27, 2025, the volume-weighted average price (“VWAP”) of its common stock had exceeded $10.50 for the requisite number of trading days since the distribution of the Company warrants currently traded on Nasdaq under ENVXW (the “Warrants”) to satisfy the early expiration price condition applicable to the Warrants in accordance with the Warrant Agreement, dated as of July 21, 2025, between Enovix and Computershare Trust Company N.A., as Warrant Agent (the “Warrant Agreement”). Pursuant to the Warrant Agreement, the Company has elected to set Friday, August 29, 2025 as the alternate expiration date for the Warrants. As a result, the Warrants will stop trading on Nasdaq at 4:00 p.m. New York City time on August 29, 2025, and the Warrants must be exercised prior to 5:00 p.m. New York City time on August 29, 2025, in each case, as long as the VWAP of the Company’s common stock is at least $8.75 for each of the two trading days immediately preceding such expiration date (the “Additional Price Condition”). The Company will issue an additional press release to confirm whether the Additional Price Condition has been satisfied, and to reconfirm the final trading day and expiration date of the Warrants. Each Warrant may be cash exercised to purchase one share of the Company’s common stock prior to 5:00 p.m. New York City time on August 29, 2025 for an exercise price of $8.75 per Warrant. As of August 26, 2025, approximately 12.3 million Warrants have already been exercised, generating approximately $107.5 million in gross proceeds for the Company to date, with further proceeds expected as Warrants are exercised prior to their expiration. Raj Talluri, President and Chief Executive Officer of Enovix, stated “Reaching the early expiration trigger on our warrant dividend is a strong validation of shareholder confidence in Enovix. Combined with independent testing confirming the AI-1™ battery as the highest energy density smartphone cell available, this milestone highlights the momentum behind our breakthrough battery technology. Warrant exercise proceeds strengthen our ability to scale production of our 100% silicon-anode technology to meet growing customer demand.” Ryan Benton, Chief Financial Officer of Enovix, added “From the outset, our goal was to design a program that created real value for our shareholders. I’m proud of how our team executed to achieve this milestone and grateful for the confidence and support from our investors. This achievement strengthens Enovix as we ramp up production and commercialization activities across the company and build the foundation for durable, profitable growth.” From and after 5:00 p.m. New York City time on August 29, 2025, the Warrants will no longer be exercisable and will be void, and the holders of unexercised Warrants will have no further rights with respect to any Warrants. We encourage all Warrant holders to ensure their Warrants are traded or exercised on a timely basis prior to the deadlines above. Processing procedures and timelines may vary by broker or the institution holding your Warrants, so prompt action is recommended. As an accommodation to Warrant holders, the Company has instituted a process by which Warrant holders may cash-exercise their Warrants using a Notice of Guaranteed Delivery for Exercise of Warrants (the “Notice”). The

Company is offering Warrant holders the opportunity to use the Notice if the procedures used by a financial institution for the exercise of Warrants cannot be completed by that financial institution on a timely basis before 5:00 p.m. New York City time on August 29, 2025. It is important to note that Warrant holders who wish to cash-exercise their Warrants must submit the Notice and the payment of the $8.75 per Warrant exercise price before 5:00 p.m. New York City time on August 29, 2025. Please refer to the Notice itself for detailed information regarding its use. Additionally, the Company, in its discretion, may elect to accommodate exercises that were submitted in good faith in accordance with the Warrant Agreement prior to 5:00 p.m. New York City time on August 29, 2025. A full copy of the Notice is attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on August 28, 2025, and is available on the Company’s website at https://www.enovix.com/enovix-warrant-dividend. Further Information Relating to the Warrants For more information relating to the exercise mechanics and other terms of the Warrants, please refer to the materials filed by the Company with the SEC available at https://www.sec.gov and the information posted on the Company’s website at https://www.enovix.com/enovix-warrant-dividend. About Enovix Corporation Enovix is a leader in advancing lithium-ion battery technology with its proprietary cell architecture designed to deliver higher energy density and improved safety. The Company’s breakthrough silicon-anode batteries are engineered to power a wide range of devices from wearable electronics and mobile communications to industrial and electric vehicle applications. Enovix’s technology enables longer battery life and faster charging, supporting the growing global demand for high-performance energy storage. Enovix holds a robust portfolio of issued and pending patents covering its core battery design and manufacturing process. Enovix is headquartered in Silicon Valley with facilities in India, South Korea and Malaysia. For more information visit https://enovix.com and follow us on LinkedIn. No Offer or Solicitation This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The issuance of the Warrants has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), as the distribution of a Warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A Form 8-A registration statement and prospectus supplement describing the terms of the Warrants were filed with the SEC and are available on the SEC’s website located at https://www.sec.gov. Holders of Warrants should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This press release contains a general summary of certain terms applicable to the Warrants. Please read the Warrant Agreement filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on July 21, 2025 as it contains important information about the terms of the Warrants. Forward‐Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, about us, the Warrants and our business that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and can be identified by words such as anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, possible, potential, predict, should, would and similar expressions that convey uncertainty about future events or outcomes. Forward-looking statements in this press release include, without limitation, the expected satisfaction of the Additional Price Condition, the currently anticipated alternate expiration date of the Warrants, the impact of the Warrant exercise proceeds on the Company’s ability to scale production and commercialization activities and build the foundation for profitable growth, our ability to accommodate good faith warrant exercises, the total warrant exercise proceeds and matters relating to the Notice.

Actual results and outcomes could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, those risks and uncertainties and other potential factors set forth in our filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed annual report on Form 10-K and quarterly reports on Form 10-Q and other documents that we have filed, or that we will file, with the SEC. For a full discussion of these risks, please refer to Enovix’s filings with the SEC, including its most recent Form 10-K and Form 10-Q, available at https://ir.enovix.com and www.sec.gov. Any forward-looking statements made by us in this press release speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law. Investor Contact: Robert Lahey ir@enovix.com Chief Financial Officer: Ryan Benton ryan.benton@enovix.com